NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 17, 1995


To The Shareholders of Osmonics, Inc.


     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Osmonics, Inc. ("Osmonics") will be held at the Minneapolis Hilton Hotel & Towers, 1001 Marquette Avenue, Minneapolis, Minnesota, Third Floor, Salon E, on May 17, 1995 at 3:30 p.m., and at any adjournments thereof, to consider and act upon the following matters:

 1.     To elect two directors to serve a term of three years.

 2.     To approve the Osmonics, Inc. 1995 Employee Stock Purchase Plan.

 3.     To approve the Osmonics, Inc. 1995 Director Stock Option Plan.

 4. To transact such other business as may properly come before the meeting or any adjournments thereof.

     The Board of Directors has fixed the close of business on March 20, 1995 as the record date for the determination of shareholders entitled to notice of, and to vote at, the meeting or any adjournments thereof. The accompanying Proxy Statement forms a part of this Notice.

     YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING. EVEN IF YOU PLAN TO ATTEND THE MEETING, WE URGE YOU TO SIGN, DATE AND RETURN THE PROXY, WHICH IS SOLICITED BY THE BOARD OF DIRECTORS, AT ONCE IN THE ENCLOSED ENVELOPE.


                                         By Order of the Board of Directors

                                         Ruth Carol Spatz, Secretary

March 27, 1995


                              PROXY STATEMENT FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 17, 1995

                                GENERAL MATTERS


     This Proxy Statement is furnished to shareholders in conjunction with the solicitation by the Board of Directors of Osmonics, Inc. of proxies for use at the Annual Meeting of Shareholders to be held on May 17, 1995.

     The record date for the determination of shareholders entitled to notice of and to vote at the meeting is the close of business on March 20, 1995. On that date there were 12,734,099 common shares outstanding. Each share is entitled to one vote.

     If a proxy in the accompanying form is duly executed and returned, the shares represented thereby will be voted. Where a specification is made on the proxy, the shares will be voted in accordance with such specification. When no specification is made on the proxy, the proxy will be voted for the election as directors of the nominees named herein, and for proposals two and three. A proxy may be revoked by the shareholder at any time prior to its being voted by giving written notice of revocation to the Secretary of the Company, in open meeting, or by casting a written ballot at the meeting. Attendance at the meeting by a shareholder will not by itself be considered revocation of the shareholder's proxy.

     The cost of soliciting proxies will be borne by the Company. In addition to solicitation by mail, officers and regular employees may solicit proxies by telephone, telegraph or in person. On request, the Company will reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending soliciting material to the owners of the shares.

     This Proxy Statement and the accompanying materials are first being sent to shareholders on or about March 31, 1995.

                             ELECTION OF DIRECTORS

     The present Board of Directors of Osmonics is composed of six members. Directors are elected for a term of three years with positions staggered so that approximately one-third of the directors are elected at each annual meeting of shareholders. It is intended that the proxies received will be voted, unless authority is withheld, FOR the election of the nominees listed below, namely Michael L. Snow and Ruth Carol Spatz to serve until the 1998 Meeting of Shareholders. The affirmative vote of the holders of the greater of (a) a majority of the outstanding shares of Common Stock of the Company present and entitled to vote on the election of directors or (b) a majority of the voting power of the minimum number of shares entitled to vote that would constitute a quorum for transaction of business at the meeting, is required for election to the Board of each of the three nominees named below. A shareholder who abstains with respect to the election of directors is considered to be present and entitled to vote on the election of directors at the meeting, and is in effect casting a negative vote, but a shareholder (including a broker) who does not give authority to a Proxy to vote, or withholds authority to vote, on the election of directors shall not be considered present and entitled to vote on the election of directors. The nominees are currently serving as directors and have consented, if elected, to serve for a new term.

     The following table sets forth information with respect to each nominee for election as director and each other person whose term of office as a director will continue after the meeting.

NOMINEES FOR ELECTION FOR A TERM OF THREE YEARS:

     MICHAEL L. SNOW, age 44, of Counsel in the law firm of Maslon Edelman Borman & Brand, a Professional Limited Liability Partnership, has been a director of Osmonics since 1989. Maslon Edelman Borman & Brand, a Professional Limited Liability Partnership, has rendered legal services to Osmonics during the last fiscal year. Mr. Snow received a Bachelor of Arts degree and Juris Doctor from the University of Michigan.

     RUTH CAROL SPATZ, age 50, Secretary and Director of Osmonics, was a founder of Osmonics in 1969 and has held her current position since its inception. She is a graduate of the University of Vermont with a degree in Chemistry.

DIRECTORS WHOSE TERMS EXPIRE IN 1996:

     RALPH E. CRUMP, age 71, was an initial investor in Osmonics in 1969. He founded Frigitronics, Inc., a manufacturer of ophthalmic goods and medical instruments, in 1963 and was its President and Chairman of the Board until December 1986. He is a graduate of the United States Merchant Marine Academy and has a degree in Engineering from UCLA. Mr. Crump is also a director of Structural Instrumentation Inc. and Imtec, Inc., both of which are traded on NASDAQ.

     CHARLES W. PALMER, age 58, had been the Chairman and Chief Executive Officer of Autotrol Corporation from 1989 through October 1993, and is the Chairman and Chief Executive Officer of The Palmer Group Ltd., a Midwestern real estate development firm. Mr. Palmer is a graduate of Yale University with an A.B. in American studies and earned an M.B.A. at Northwestern University.

DIRECTORS WHOSE TERMS EXPIRE IN 1997:

     VERITY C. SMITH, age 72, President, Vaponics Ltd. (UK) President, Veritec Consultants, was a founder of Vaponics, Inc. and held the position of Chief Executive Officer from its inception in 1967 until it was acquired by Osmonics in July 1987. He was elected a director of Osmonics in August 1987. He has a B.S. in Chemical Engineering from Massachusetts Institute of Technology and is a fellow of the American Institute of Chemical Engineers.


     D. DEAN SPATZ, age 51, President and Chairman of the Board of Directors of Osmonics, has held his current position since founding Osmonics in 1969. He has a B.A. from Dartmouth College and a Master of Engineering degree from the Thayer School of Engineering, Dartmouth College. Mr. Spatz is also a director of Structural Instrumentation Inc. and Sigma Aldrich Corp., both of which are traded on NASDAQ. Mr. Spatz and Ruth Carol Spatz are husband and wife.

BOARD OF DIRECTORS AND COMMITTEES

     The Board of Directors of Osmonics held four meetings during 1994. Osmonics has an Audit Committee, a Compensation Committee, and a Stock Option Committee, but does not have a Nominating Committee.

     Osmonics' Audit Committee, which consists of Messrs. Ralph E. Crump and Michael L. Snow, met once during 1994. The Audit Committee recommends to the full Board the engagement of the independent accountants, reviews the audit plan and results of the audit engagement, reviews the independence of the auditors, and reviews the adequacy of Osmonics' system of internal accounting controls.

     Osmonics' Compensation Committee, which consists of Messrs. Ralph E. Crump and Michael L. Snow, met once during 1994. The Compensation Committee reviews and recommends to the full Board executive compensation.

     Osmonics' Stock Option Committee, which consists of Messrs. Ralph E. Crump,
D. Dean Spatz and Mrs. Ruth Carol Spatz, met once during 1994. The committee proposes and recommends to the full Board stock option grants to executives and other key personnel under the existing Stock Option Plan.

                      PROPOSAL TO ADOPT THE OSMONICS, INC.
                       1995 EMPLOYEE STOCK PURCHASE PLAN

     The Board of Directors has adopted, subject to shareholder approval, the Osmonics, Inc. 1995 Employee Stock Purchase Plan (the "1995 Employee Plan"). The Board of Directors believes that the grant of stock options to employees is a desirable and useful means to strengthen further the interests of the employees and the future success of the Company.

     A copy of the 1995 Employee Plan is attached as Exhibit A, and reference is made thereto for a complete statement of the terms and provisions thereof. The 1995 Employee Plan will replace the 1985 Employee Stock Purchase Plan.

     Subject to certain exceptions set forth in the 1995 Employee Plan, each regular, full-time employee (including officers but not including Directors or holders of five percent or more of the total combined voting power or volume of all classes of stock of the Company), of the Company and its participating subsidiaries who has been continuously employed for at least three months is eligible to participate in the 1995 Employee Plan. In order to participate in the 1995 Employee Plan, an eligible employee must execute and deliver to the Company certain authorization forms directing a payroll deduction of a specified whole percentage of his or her gross earnings. Such percentage may not be less than two percent nor more than ten percent of such gross earnings. The maximum number of shares that a participating employee may purchase per year under the Plan is 1000 shares. If approved by the shareholders, the 1995 Employee Plan shall commence on June 1, 1995.

     Payroll deductions will be credited to an individual account for each participating employee. No interest will be payable with respect to any amounts credited to such accounts. During each offering period (as described in the 1995 Employee Plan) each participating employee may be granted a non-transferable right to purchase a number of full shares of Common Stock. The per share purchase price for the Common Stock purchased pursuant to the 1995 Employee Plan will equal eighty-five percent of the fair market value (being the mean between the highest and lowest selling prices on the New York Stock Exchange or, if not quoted thereon, any other national securities exchange) of a share of Common Stock on the last business day of each month in which there are sufficient funds in a Participant's account to purchase one or more full shares (or, if such stock is not traded on that day, the next preceding day on which such stock was traded). The fair market value of a share of the Company's Common Stock on the New York Stock Exchange on March 15, 1995, was $14.81.

     Purchase rights granted to a participating employee for any offering period shall be automatically exercised on the last business day of each month during any offering period (or, if such day is not a business day, on the next preceding day on which Common Stock was traded), unless such employee gives written notice prior to such time that (s)he elects not to exercise such purchase rights. In the event of any such election, the amount in such employee's purchase account at the end of such offering period shall be returned to such employee. An employee's participation under the 1995 Employee Plan terminates on the death or termination of employment of such employee and any amount in employee's deduction account at such time shall be returned to such employee. An employee may also voluntarily terminate participation in the 1995 Employee Plan in accordance with the applicable provisions thereof.

     The 1995 Employee Plan will be administered by a committee (the "Committee") appointed by the Board of Directors and an agent (the "Agent") designated by the Committee. Members of the Committee are subject to removal by the Board of Directors. The Committee may adopt, amend and rescind rules and regulations not inconsistent with the 1995 Employee Plan and they construe the 1995 Employee Plan. The Agent will provide each Participant with a periodic statement showing the cash withheld and invested, purchase price per share and shares purchased.

     The Board of Directors may terminate the 1995 Employee Plan at any time. Any such termination will not impair any purchase rights which are to be granted prior to such termination. Unless sooner terminated, the 1995 Employee Plan will terminate when the maximum number of shares covered by the 1995 Employee Plan has been purchased. The Board may also amend the 1995 Employee Plan from time to time in any respect in order to meet changes and legal requirements or for any other reasons.

     The total number of shares of Common Stock that may be subject to options issued pursuant to the 1995 Employee Plan is 400,000. This number and the terms of outstanding options are subject to adjustment as described in the 1995 Employee Plan.

FEDERAL TAX CONSEQUENCES

     If shares of Common Stock purchased by a Participant pursuant to an exercise of purchase rights granted under the 1995 Employee Plan are not disposed of within two years after the date of the grant of such purchase rights or one year after the transfer of shares to the Participant (the "holding period"), such exercise will result in no immediate taxable income to such Participant. Upon later disposition of such shares, however, or if such Participant should die while owning such shares, there will be recognized to such Participant compensation taxable as ordinary income for the taxable year in which such disposition or death occurs, in an amount equal to the lesser of (a) 15 percent of the fair market value of the shares at the time the purchase rights were granted or exercised, whichever is less, or (b) the amount by which the fair market value of the shares at the time of disposition or death exceeded the purchase price. Any further gain (or any loss) would be considered gain (or loss) from the sale of a capital asset. If the holding requirements described above are met, neither the Company nor any participating subsidiary will be entitled to any deduction for Federal income tax purposes with respect to shares transferred to a Participant pursuant to the exercise of purchase rights.

     If shares  acquired  pursuant to the  exercise of purchase  rights  granted under the 1995 Employee Plan are disposed of by a Participant (other than by reason of death) before expiration of the holding period, then such Participant will be treated as having received compensation by reason of the exercise of such purchase rights in respect of such shares in an amount equal to the difference between the purchase price of such shares and their fair market value on the date of such exercise. Such amount must be taken into account by the Participant as ordinary income in computing taxable income for the taxable year in which such disqualifying disposition occurs. Any amount treated as compensation by reason of such a disqualifying disposition will increase the Participant's income tax basis for computing gain or loss on the disposition of such shares. Any further gain or loss on such disposition (after taking into account such basis adjustment) will be capital gain or loss and will be long-term if the Participant's holding period for the stock is more than one year.

     If a disqualifying disposition should occur, the Company or the participating subsidiary by which the Participant is employed will be entitled to a deduction for its taxable year in which such disposition occurs, in the same amount as the amount includable as compensation in the gross income of the Participant making such disposition.

     The discussion set forth above does not purport to be a complete analysis of the potential tax consequences relevant to the Participants in the 1995 Employee Plan or the Company, or to describe tax consequences based on particular circumstances. It is based on Federal income tax law and interpretational authorities as of the date of this Proxy Statement, which are subject to change at any time.

PROXIES AND VOTING

     The affirmative vote of the holders of the greater of (a) a majority of the outstanding shares of Common Stock of the Company present and entitled to vote or (b) a majority of the voting power of the minimum number of shares entitled to vote that would constitute a quorum for transaction of business at the meeting, is required for approval of the Plan. A shareholder who abstains is considered to be present and entitled to vote at the meeting, and is in effect casting a negative vote, but a shareholder (including a broker) who does not give authority to a Proxy to vote shall not be considered present and entitled to vote.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR APPROVAL OF THE OSMONICS, INC. 1995 EMPLOYEE STOCK PURCHASE PLAN.

                      PROPOSAL TO ADOPT THE OSMONICS, INC.
                        1995 DIRECTOR STOCK OPTION PLAN

     The Board of Directors has adopted, subject to shareholder approval, the Osmonics, Inc. 1995 Director Stock Option Plan (the "1995 Director Plan"). The Board of Directors believes that the grant of stock options is a desirable and useful means to strengthen further the directors' linkage with shareholder interests.

     A copy of the 1995 Director Plan is attached as Exhibit B, and reference is made thereto for a complete statement of the terms and provisions thereof.

     The 1995 Director Plan provides that each director of the Company (a "Director") shall automatically receive, as of the date of each Annual Meeting of Shareholders, beginning with this Annual Meeting, a non-qualified option to purchase 3,000 shares of the Company's Common Stock. Each such option will have a ten-year term and will generally become exercisable on the first anniversary of the grant date at an option exercise price equal to the fair market value of the shares on the grant date. The options will not be transferable except by will or the laws of descent and distribution and may be exercised during the option holder's lifetime only by him or her. Shares of Common Stock issuable upon exercise of an option will not be registered under the Securities Act of 1933, as amended. Accordingly, in general, holders will be unable to publicly resell their shares until after the second anniversary of the date the option was exercised.

     The Company will receive no consideration upon the grant of options under the 1995 Director Plan. The exercise price of an option must be paid in full upon exercise. Payment may be made in cash, check or, in whole or in part, in Common Stock of the Company owned by the person exercising the option, valued at fair market value.

FEDERAL TAX CONSEQUENCES

     Under current law, the federal income tax consequences to Directors and the Company under the proposed 1995 Director Plan should generally be as follows: A director to whom a non-qualified stock option is granted will not recognize income at the time of grant of such option. When a director exercises the stock option, the director will recognize ordinary compensation income equal to the difference, if any, between the exercise price paid and the fair market value, as of the date of option exercise, of the shares the director receives. The tax basis of such shares to the director will equal the exercise price paid plus the amount includable in the director's gross income as compensation, and the director's holding period for such shares will commence on the day on which the director recognizes taxable income in respect of such shares. Subject to applicable provisions of the Internal Revenue Code of 1986, as amended, and regulations thereunder, the Company will generally be entitled to a federal income tax deduction in respect of non-qualified stock options in an amount equal to the ordinary compensation income recognized by the director as described above.

     The discussion set forth above does not purport to be complete analysis of the potential tax consequences relevant to recipients of options or to the Company or to describe tax consequences based on particular circumstances. It is based on federal income tax law and interpretational authorities as of the date of this Proxy Statement, which are subject to change at any time.

     The total number of shares of Common Stock that may be subject to options issued pursuant to 1995 Director Plan is 250,000. This number and the terms of outstanding options are subject to the automatic adjustment in the event of reorganization, merger, consolidation, recapitalization, stock splits, combination or exchange of shares, stock dividends or other similar events. The 1995 Director Plan will have a ten-year term and will be administered by the Board of Directors. The last sale price of a share of the Company's Common Stock on the New York Stock Exchange on March 15, 1995 was $15.25.

PROXIES AND VOTING

     The affirmative vote of the holders of the greater of (a) a majority of the outstanding shares of Common Stock of the Company present and entitled to vote or (b) a majority of the voting power of the minimum number of shares entitled to vote that would constitute a quorum for transaction of business at the meeting, is required for approval of the Plan. A shareholder who abstains is considered to be present and entitled to vote at the meeting, and is in effect casting a negative vote, but a shareholder (including a broker) who does not give authority to a Proxy to vote shall not be considered present and entitled to vote.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR APPROVAL OF THE OSMONICS, INC. 1995 DIRECTOR STOCK OPTION PLAN.



COMMON STOCK OWNERSHIP OF CERTAIN BENEFICIAL HOLDERS AND MANAGEMENT

     The following table provides information as to the beneficial ownership of the Company's Common Stock, as of March 20, 1995, by (i) each person known by the Company to be the beneficial owner of more than 5% of such Common Stock,
(ii) each nominee and continuing director of the Company, (iii) the Company's Chief Executive Officer and four other most highly compensated executive officers for fiscal year 1994 and (iv) the directors and executive officers as a group (12 persons). Beneficial ownership has been determined for this purpose in accordance with Rule 13d-3 of the Securities and Exchange Commission under which a person is deemed to be the beneficial owner of securities if he or she has or shares voting power or dispositive power with respect to such securities or has the right to acquire beneficial ownership of such securities within 60 days by exercise of an option or otherwise. The persons named in the table have sole voting and dispositive powers with respect to all shares of Common Stock unless otherwise noted in the notes following the table.

  Name of Beneficial Owner        Amount and Nature of
    Including Address of          Beneficial Ownership    Percent of
   Owners of More than 5%           of Common Stock       Common Stock

State Farm Mutual Automobile
  Insurance Company
  One State Farm Place
  Bloomington, Illinois 61701         1,388,812(1)            10.9

Ralph E. Crump(2)                       916,834(3)             7.2
James J. Carbonari                       19,749(4)              *
James W. Detert                          52,875(5)              *
Charles W. Palmer(6)                  1,129,780                8.9
Andrew T. Rensink                         5,625(7)              *
L. Lee Runzheimer                        45,938(8)              *
Verity C. Smith                           2,196                 *
Michael L. Snow                          21,150(9)              *
D. Dean Spatz(2)                      1,219,068(10)            9.6
Ruth Carol Spatz(2)                   1,196,287(10)            9.4

All directors and executive
officers as a group (12 persons)      4,083,562(11)           32.1

*  Less than 1%

(1)     Beneficial ownership is as of March 20, 1995. Based upon the most recent schedule 13G on file with the Securities and Exchange Commission, State Farm Mutual Automobile Insurance Company's affiliated corporations have sole voting and investment power with respect to 421,875 shares, 438,750 shares and 528,187 shares, respectively.

(2) The address of such person is 5951 Clearwater Drive, Minnetonka, Minnesota 55343.

(3) Includes 458,417 shares held by his wife. Mr. Crump disclaims beneficial ownership of these shares.

(4) Includes options to purchase 3,375 shares exercisable within 60 days of the above date.

(5) Includes options to purchase 22,500 shares exercisable within 60 days of the above date.

(6)     Mr.  Palmer's  address is 100 W.  Randolph St. #210,  Chicago,  Illinois
        60601.

(7) Includes options to purchase 5,625 shares exercisable within 60 days of the above date.

(8) Includes options to purchase 3,750 shares exercisable within 60 days of the above date.

(9) Includes options to purchase 11,250 shares exercisable within 60 days of the above date.

(10) Mr. and Mrs. Spatz possess sole voting and investment power with respect to 614,118 and 591,337, respectively, of such shares and they possess shared voting and investment power with respect to 604,950 of such shares.

(11) Includes options to purchase 54,000 shares of Osmonics Common Stock exercisable within 60 days of the above date. Includes 458,417 shares owned by Marjorie L. Crump, spouse of Ralph E. Crump, a director.

                             EXECUTIVE COMPENSATION

     The following table sets forth the cash and noncash compensation for each of the last three fiscal years awarded to or earned by the Chief Executive Officer of Osmonics and the four executive officers of Osmonics whose salary and bonus in fiscal 1994 exceeded $100,000.


    Name and                                   Annual Compensation                    All Other
Principal Position                       Year       Salary(1)         Bonus         Compensation(2)

D. Dean Spatz                            1994       $225,215        $185,000           $11,819
Chairman,                                1993        223,358         150,000            20,396
Chief Executive Officer                  1992        210,878         130,000            20,836

L. Lee Runzheimer                        1994       $105,545        $ 26,200           $ 9,759
Chief Financial Officer                  1993        101,462          28,000             9,894
                                         1992         98,188          18,000             9,137

James W. Detert                          1994       $ 99,501        $ 30,000           $ 9,805
Vice President Operations                1993         92,024          20,000             8,223
                                         1992         88,514           8,500             7,199

James J. Carbonari                       1994       $ 98,061        $ 24,000           $ 9,019
Vice President Sales                     1993         91,518          15,000             7,644
& Marketing                              1992         80,412          14,000             6,897

Andrew T. Rensink                        1994       $ 85,636        $ 21,000           $ 7,429
Vice President Technology                1993         81,064          10,000             6,113
                                         1992         89,724               -             4,195


(1) Includes cash compensation deferred at the election of the executive under the terms of Osmonics' 401(k) Plan.

(2) Includes $150 per year of matching funds from Osmonics in the 401(k) Savings Plan and contributions by Osmonics to the Profit Sharing Retirement Plan of $11,669 for Mr. Spatz, $9,609 for Mr. Runzheimer, $9,655 for Mr. Detert, $8,869 for Mr. Carbonari, and $7,429 for Mr. Rensink for 1994.

            STOCK OPTION EXERCISES IN 1994 AND VALUE AT END OF 1994

     The following table summarizes information with respect to options held by the Chief Executive Officer and the executive officers named in the Summary Compensation Table, and the value of the options held by such persons at the end of fiscal year 1994. Neither the Chief Executive Officer nor the named executive officers received stock option grants in fiscal year 1994.

                   AGGREGATED OPTION EXERCISES IN LAST FISCAL
                     YEAR AND FISCAL YEAR-END OPTION VALUES


                                                     NUMBER OF SECURITIES        VALUE OF UNEXERCISED
                        SHARES                      UNDERLYING UNEXERCISED       IN-THE-MONEY OPTIONS
                       ACQUIRED        VALUE      OPTIONS AT FISCAL YEAR-END    AT FISCAL YEAR-END (2)
NAME                ON EXERCISE(#)   REALIZED(1)   EXERCISABLE UNEXERCISABLE   EXERCISABLE UNEXERCISABLE

D. DEAN SPATZ                 -              -            -            -               -            -

L. LEE RUNZHEIMER             -              -        3,375        1,125        $ 15,879      $ 5,293

JAMES J. CARBONARI       13,162       $139,722        3,375        1,125          15,879        5,293

JAMES W. DETERT               -              -       33,750        5,625         170,269       47,391

ANDREW T. RENSINK             -              -        5,625        1,875          16,172        5,391


(1) Value realized is the aggregate market value, on the date of exercise, of the shares acquired less the aggregate exercise price paid for such shares.

(2) Value of unexercised options is the difference between the aggregate market value of the underlying shares (based on the closing price on December 31, 1994, which was $14.875 per share) and the aggregate exercise price for such shares.


COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Osmonics' Compensation Committee consists of Messrs. Ralph E. Crump and Michael L. Snow. Mr. Snow is of Counsel in the law firm of Maslon Edelman Borman & Brand, a Professional Limited Liability Partnership, which rendered legal services to Osmonics during the last fiscal year.

DIRECTOR COMPENSATION

     Non-employee directors of Osmonics are reimbursed for expenses of attending meetings of the Board of Directors.

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

     Osmonics' Compensation Committee consists of Messrs. Ralph E. Crump and Michael L. Snow. Mr. Snow is of Counsel in the law firm of Maslon Edelman Borman & Brand, a Professional Limited Liability Partnership, which rendered legal services to the Osmonics during the last fiscal year.

     Decisions on compensation of Osmonics' executives generally have been made by the Compensation Committee (the "Compensation Committee") of the Board, except that decisions regarding the granting of stock options have been and will be made by the Stock Option Committee. Each member of the Compensation Committee is a non-employee director. Members of the Stock Option Committee are not eligible to receive stock options under the Osmonics' stock option plans. All decisions by the Compensation Committee relating to the compensation of Osmonics' executive officers are reviewed by the full Board. Pursuant to recently adopted rules designed to enhance disclosure of Osmonics' policies toward executive compensation, set forth below is a report prepared by the Board of Directors addressing Osmonics', and its subsidiaries', compensation policies for the year ended December 31, 1994 as they affected Osmonics' executive officers.

     The Compensation Committee's executive compensation policies are designed to provide competitive levels of compensation that integrate pay with Osmonics' annual objectives and long-term goals, reward above average corporate performance, recognize individual initiative and achievements, and assist Osmonics in attracting and retaining qualified executives. Targeted levels of executive compensation are set at levels that the Compensation Committee believes to be consistent with others in Osmonics' industry and other manufacturing companies in the Twin Cities metropolitan area.

     There are three elements in Osmonics' executive compensation program, all determined by individual and corporate performance.

          * Base salary compensation

          * Annual incentive compensation

          * Stock options

     Total compensation opportunities are competitive with those offered by employers of comparable size, growth and profitability in our industry.

     Base salary compensation is determined by the potential impact the individual has on Osmonics, the skills and experiences required by the job, and the performance and potential of the incumbent in the job.

     Annual incentive compensation for executives of Osmonics and its subsidiaries is based primarily on corporate operating earnings and sales growth but also includes an overall assessment by the Board of Directors of executive management's performance, as well as market conditions.

     Awards of stock options under the Stock Option Plan are designed to promote the identity of long-term interests between Osmonics' executives and its shareholders and assist in the retention of executives. The Stock Option Plan also permits the Committee to grant stock options to key personnel. The Compensation Committee makes recommendations to the Stock Option Committee regarding the granting of stock options to executives and key personnel. These recommendations may result in the granting of such options. Options become exercisable based upon criteria established by Osmonics. In 1994, the Compensation Committee did not recommend stock options to executives because it felt all executives were appropriately compensated, and none were granted.

     The Compensation Committee surveys employee stock option programs of companies with similar capitalization to Osmonics prior to recommending to grant options to the executives. While the value realizable from exercisable options is dependent upon the extent of which Osmonics' performance is reflected in the market price of Osmonics' common stock at any particular point in time, the decision as to whether such value will be realized in any particular year is primarily determined by each individual executive and not by the Compensation Committee. Accordingly, when the Committee recommends that an option be granted to an executive, that recommendation does not take into account any gains realized that year by that executive as a result of his or her individual decision to exercise an option granted in a previous year.

     The 1994 cash compensation of Mr. Spatz was $410,215, which represents a 10% increase from his 1993 cash compensation. In 1993, revenues increased 6% and earnings per share increased 525% over 1992. Included in cash compensation for 1994 is a bonus of $185,000, an increase of 23% over the $150,000 bonus paid in 1993, in recognition of the effort involved over the past few years in the growth of the Company, both internally and by acquisition.

                                                            Ralph E. Crump
                                                            Michael L. Snow

STOCK PERFORMANCE GRAPH

     The Securities and Exchange Commission requires that Osmonics include in this Proxy Statement a line-graph presentation comparing cumulative, five-year return to Osmonics' shareholders (based on appreciation of the market price of Osmonics' Common Stock) on an indexed basis with (i) a broad equity market index and (ii) an appropriate published industry or line-of-business index, or peer group index constructed by Osmonics. The following presentation compares Osmonics' Common Stock price in the five-year period from December 31, 1989 to December 31, 1994, to the S&P 500 Stock Index and to a "peer group" index created by Osmonics over the same period. The "peer group" index consists of the common stock of Calgon Carbon Corporation, Ionics, Inc., Gelman Sciences Inc., Goulds Pumps Inc., Millipore Corp., Pall Corp., Sybron Chemical, Commercial Intertech Corp. and United States Filter Corp. These corporations are involved in various aspects of the water treatment or liquid separations businesses and associated product lines. The presentation assumes that the value of an investment in each of Osmonics' Common Stock, the S&P 500 Index, and the peer group index was $100 on December 31, 1989, and that any dividend paid (none have been paid by Osmonics) were re-invested in the same security.

[GRAPH]

End of fiscal:      1989      1990     1991      1992      1993      1994

Osmonics, Inc.   $ 100.00  $ 153.64  $ 252.41  $ 299.98  $ 327.41  $ 326.49

S&P 500          $ 100.00  $  96.89  $ 126.42  $ 136.05  $ 149.76  $ 151.74

Peer Group       $ 100.00  $ 106.99  $ 142.85  $ 145.00  $ 138.07  $ 146.86


COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934 requires Osmonics' officers and directors, and persons who own more than ten percent of a registered class of Osmonics' equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the New York Stock Exchange. Officers, directors and greater-than-ten-percent shareholders are required by SEC regulation to furnish Osmonics with copies of all Section 16(a) forms they file. Based solely on review of the copies of such forms furnished to Osmonics, or written representations that no Forms 5 were required, Osmonics believes that during the year ended December 31, 1994, all
Section 16(a) filing requirements applicable to its officers, directors and greater-than-ten-percent beneficial owners were complied with.

                              INDEPENDENT AUDITORS

     Deloitte & Touche LLP has served as independent auditors for the Company since August 27, 1987. A representative of Deloitte & Touche LLP is expected to attend this year's Annual Meeting of Shareholders and have an opportunity to make a statement and/or respond to appropriate questions from shareholders. Shareholder approval is not required for the appointment of independent auditors, since the Board of Directors has the responsibility for selecting auditors.

                 PROCEDURE FOR SUBMITTING SHAREHOLDER PROPOSALS

     Pursuant to Rule 14a-8 under the Exchange Act, shareholders may present proper proposals for inclusion in Osmonics' proxy statement and for consideration at the next annual meeting of its shareholders by submitting their proposals to Osmonics in a timely manner. Any proposal by a shareholder to be presented at the next Annual Meeting of Osmonics must be received at Osmonics' principal executive offices, 5951 Clearwater Drive, Minnetonka, Minnesota 55343-8990, no later than December 4, 1995, and otherwise have complied with the requirements of Rule 14a-8.

     The Board of Directors does not intend to present to the meeting any other matters not referred to above and does not presently know of any matters that may be presented to the meeting by others. However, if other matters come before the meeting, it is the intention of the persons named in the enclosed form of proxy to vote the proxy in accordance with their best judgment.



By Order of the Board of
Directors of Osmonics, Inc.



D. Dean Spatz
Chairman of the Board and
Chief Executive Officer


                                                                       Exhibit A


                                 OSMONICS, INC.

                              1995 EMPLOYEE STOCK
                                 PURCHASE PLAN


1.0     WHAT IS THE PURPOSE OF THE PLAN?

        The purpose of this 1995 Employee Stock Purchase Plan (the "Plan") is to provide employees of Osmonics Inc. ("Osmonics" or the "Company") and its subsidiaries (as defined in Section 424(f) of the Internal Revenue Code of 1986, as amended (the "Code")) an opportunity to share in Osmonics' financial growth through ownership of Common Stock of the Company (the "Common Stock") made available to employees at preferential prices. The Company and its subsidiaries are referred to herein collectively as "Participating Companies."

        The Plan provides a convenient method for employees to purchase the Common Stock at a cost below the market price and without payment of brokerage commissions or fees. Purchases under the Plan are intended to qualify as exercises of options (the "Purchase Rights") granted under an employee stock purchase plan, as defined by Section 423 of the Code. The Plan is intended as an incentive for continuing employment with the Company and to encourage employees to take an ownership interest in the Company's future.

2.0     WHO IS ELIGIBLE TO PARTICIPATE IN THE PLAN?

        All regular, full-time employees of the Participating Companies who have been so employed for more than 90 days (the "Eligible Employees") are eligible to participate in the Plan.

        Any employee who is also a Director of the Company, or who beneficially owns 5% or more of the total voting power or value of the stock of the Company, is not eligible to participate in the Plan.

        No purchase rights shall be granted under the Plan to any person who is not an Eligible Employee, and no Eligible Employee shall be granted purchase rights under the Plan (a) if such Eligible Employee, immediately after receiving the grant of such purchase rights under the Plan owns (under the rules of Section 423(b)(3) and 425(d) of the Code) stock possessing five percent or more of the total combined voting power or value of all classes of stock of the Company or any of its subsidiary corporations (as defined by Section 425(f) of the Code); or (b) which permits such Eligible Employee's rights to purchase stock under all employee stock purchase plans of the Participating Companies to accrue at a rate which exceeds $10,000 of fair market value of stock (determined at the time such purchase rights are granted) for each calendar year in which such purchase rights are outstanding at any time. For purposes of the preceding sentence, the determination of when the right to purchase stock pursuant to purchase rights granted under the Plan accrues, and the rate at which such rights accrue, shall be made in the manner provided by Section 423(b)(8) of the Code.

3.0     HOW MAY I ENROLL IN THE PLAN?

        Each Eligible Employee who completes and delivers the payroll deduction authorization forms to the Human Resources Department shall become a "Participant." These forms authorize a regular payroll deduction from employee compensation and must state the date on which the deductions should begin. This may not be retroactive.

4.0     HOW OFTEN WILL THE PURCHASE OF STOCK BE OFFERED?

        The Plan shall become effective on June 1, 1995, provided that the Plan has then been adopted by the Board of Directors (hereinafter called the "Board") of the Company, and approved at a duly called meeting (or any adjournment thereof) of the shareholders of the Company, by the holders of a majority of the then outstanding shares of stock of the Company voting at such meeting.

        Osmonics will make one or more annual offerings to employees to purchase stock under this Plan. Each offering period will be of 12 months' duration effective on 1 Jan and ending on 31 Dec. During this period, or the portion that an employee chooses to enroll, the amounts received by such employee as compensation will determine their participation in the offering to the extent that participation is based on compensation.

5.0     WHAT AMOUNT MAY I HAVE DEDUCTED?

        The Company will maintain payroll deduction accounts for all Participants. No amounts other than such payroll deductions may be credited to such deduction amounts. No interest shall be payable to Participants on account of any amounts held in the deduction accounts. With respect to any offering made under this plan, each Eligible Employee may authorize a payroll deduction of whole number percentages of a minimum of 2% up to a maximum of 10% of the gross compensation of such Eligible Employee received during the offering period (or during such portion thereof as elects to participate).

6.0     WHAT KIND OF SHARES MAY I PURCHASE?

        The shares of Common Stock of the Company to be issued under this Plan are "authorized but unissued shares" or treasury shares of Common Stock.

7.0     HOW MANY SHARES MAY I PURCHASE?

        Participants participating in any offering of this Plan (upon the effective date of such offering), will be granted an option to purchase as many full shares of Common Stock of the Company as such Participant chooses to purchase using the following amounts:

        7.1 up to 10% of compensation received during the specified offering period (or during the portion such Participant chooses to participate), to be paid by payroll deductions during such period; and

        7.2 the balance of fractional shares (if any) carried forward from the payroll deduction account of such Participant for the preceding offering period.

        Notwithstanding the foregoing, in no event may the number of shares purchased by a Participant during an annual offering period exceed 1,000 shares.

8.0     WHAT PRICE WILL I PAY?

        The purchase price for each share purchased will be 85% of the fair market value on the last business day of each month in which there are sufficient funds in a Participant's account to purchase one or more full shares.

        The fair market value of a share of Common Stock shall be deemed to be the mean between the highest and lowest per share selling prices at which such Stock is traded on that day as listed on the New York Stock Exchange, or any successor national securities exchange on which the Common Stock is listed or, if such Common Stock is not traded on that day, then on the next preceding day on which such Common Stock was traded.

9.0     WHAT ACCOUNTING OF MY CONTRIBUTIONS AND STOCK PURCHASES IS MAINTAINED?

        The Plan will be administered by a committee (the "Committee") designated by the Board of Directors of the Company. Members of the Committee may be appointed from time to time by the Board and shall be subject to removal by the Board. The decision of a majority in number of the members of the Committee in office at the time shall be deemed to be the decision of the Committee.

        The Committee, together with an agent (the "Agent") appointed by the Committee, shall administer the Plan so as to ensure that all Participants granted purchase rights under the Plan have the same rights and privileges as provided by Section 423(b)(5) of the Code. The Committee may, from time to time, approve the forms of any documents or writings provided for in the Plan, may adopt, amend and rescind rules and regulations not inconsistent with the Plan for carrying out the Plan and may construe the Plan. As of the last business day of each month during any offering period, the Agent will total each deduction account. To the extent a Participant's deduction account contains sufficient funds to purchase one or more full shares as of that date, such Participant will be deemed to have exercised an option to purchase a full share or shares and his or her deduction account will be charged for the amount of purchase. Subsequent full shares would be purchased in the same manner.

        Any balance of fractional shares remaining in any Participant's deduction account at the end of an offering period will be carried forward into his or her deduction account for the following offering period. In no event will the balance carried forward be equal to or greater than the purchase price of one share on the last business day of the last month of the offering period.

        For example:

        If in the month of February, $17 is withheld from a Participant's paycheck, that Participant's deduction account will be credited with that amount. Then the Committee will allocate shares of Common Stock to the account of such Participant based on the market price on the last business day of February. Assuming the market price on that day is $20, the account of the Participant would be charged for the $17 ($20 x 85%), one full share of Common Stock would be credited to the account of such Participant.

        If $24.50 had been withheld from the paycheck of the Participant in February, his or her deduction account would be credited with 1.441 shares of Common Stock ($24.50 divided by the $17 share price).

10.0    HOW DO I RECEIVE SHARES?

        Notwithstanding any other provision of the Plan, the Company shall have no obligation to issue any shares of Common Stock under the Plan unless such issuance would comply with all applicable laws and the applicable regulations or requirements of any securities exchanges or similar entities. If, at any time, the Company, in its sole discretion, determines that the listing, registration or qualification (or any updating of any such document) of the shares of Common Stock issuable pursuant thereto is necessary on any securities exchange or under any federal or state securities or blue sky law, or that the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the issuance of shares of Common Stock pursuant to the exercise of purchase rights, shares shall not be issued pursuant to such exercise, in whole or in part, unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company.

        With respect to any person who is subject to section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Committee may, at any time, add such conditions and limitations to any purchase rights under the Plan that it deems necessary or desirable to comply with the requirements of Rule 16b-3 promulgated under the Exchange Act; provided, however, that any rights or privileges that are extended to such persons shall be extended uniformly to all eligible employees.

        The Company will periodically (but not less often than annually) deliver to each Participant certificates for full common shares purchased under the Plan. Otherwise, the certificates will be delivered only if:

              a)    a Participant withdraws from the Plan, or

              b) a Participant or his or her legal Representative requests them.

        An Eligible Employee or Participant shall not by reason of the Plan or any purchase rights granted under the Plan, have any rights of a shareholder until and to the extent (s)he shall, from time to time, exercise his or her purchase rights, but, upon each such exercise, (s)he shall have all the rights of a shareholder of record on the day on which such exercise occurs with respect to the shares of Common Stock as to which such purchase rights are exercised, and the Company may defer delivery of certificates evidencing such shares for a reasonable time.

11.0    HOW DO I RECEIVE REPORTS OF MY ACCOUNT?

        The Committee or the Agent will provide each Participant with a periodic statement showing the cash withheld and invested, purchase price per share, shares purchased and shares held for such Participant by the Committee or the Agent.

12.0    CAN I CHANGE THE AMOUNT OF MY DEDUCTION?

        A payroll deduction may be increased only once and reduced only once during any offering period (see 4.0). Each Participant may increase or decrease his or her payroll deduction at any time by filling out new authorization forms. The change may not become effective sooner than the next pay period after receipt of the form.

13.0    MAY I WITHDRAW FROM THE PLAN ANY TIME?

        Each Participant may at any time and for any reason permanently withdraw the balance accumulated in his or her deduction account and thereby withdraw from participation in the Plan. Such Participants may thereafter begin participation again only at or after the commencement of a new offering period. Partial withdrawals may be permitted at the discretion of the Committee.

14.0    IN WHOSE NAME MAY STOCK CERTIFICATES BE ISSUED?

        Certificates may be registered in the name of the Participant only, or, if such Participant indicates on his or her authorization form, in the name of such Participant jointly with a member of his or her family with right of survivorship. If the Participant is a resident of a jurisdiction which does not recognize such a joint tenancy, such Participant may have certificates registered in the name of such Participant as tenant in common with a member of his or her family, without right of survivorship.

15.0    ARE MY RIGHTS UNDER THIS PLAN TRANSFERABLE?

        Rights under this Plan are not transferable other than by will or the laws of descent and distribution, and are exercisable by the Participant only, during the lifetime of such Participant.

16.0    DO I RECEIVE INTEREST ON CASH WITHHELD FROM MY PAYCHECK?

        In view of the discounted purchase price, no interest will be paid on cash withheld prior to purchase of shares.

17.0    WHAT HAPPENS DURING MY ABSENCE FROM WORK?

        Payroll deductions continue during any time off with pay, but stop during approved time off without pay, though such Participant is still enrolled in the Plan. Deductions automatically resume upon each Participant's return to work.

18.0    WHAT IF MY EMPLOYMENT ENDS?

        In the event retirement or termination of employment with Osmonics, the balance of shares and cash in the deduction account of such Participant will be issued to such Participant, or in the event of the death of a Participant, to the estate of such Participant.

19.0 WHAT IS THE MAXIMUM NUMBER OF SHARES IN THE PLAN AND WHAT ARE THE EFFECTS OF A STOCK SPLIT OR DIVIDEND?

        The maximum number of shares of Common Stock which may be purchased under the Plan is 400,000, subject to adjustment as hereinafter set forth.

        In the event of a subdivision of outstanding shares, or the payment of a stock dividend, the number of shares approved for this Plan shall be increased proportionately, and such other adjustment shall be made as may be deemed equitable by the Board of Directors. In the event of any other change affecting the Company's shares of Common Stock, such adjustment shall be made as may be deemed equitable by the Board of Directors to give proper effect to such event.

20.0    WHAT ARE THE TAX CONSEQUENCES?

        All amounts withheld pursuant to the Plan, shares issued pursuant to the exercise of any purchase rights and any payments pursuant to the Plan are subject to withholding of all applicable taxes and the Participating Companies shall have the right to withhold from any payment or distribution of shares or to collect as a condition of any payment or distribution under the Plan, as applicable, any taxes required by law to be withheld. To the extent provided by the Committee, an employee may elect to have any distribution of shares otherwise required to be made pursuant to the Plan to be withheld or to surrender to the Company or Participating Companies shares of Common Stock already owned by the employee to fulfill any tax withholding obligation.

        This description of federal income tax consequences is merely to help Participants understand them and is in no way complete. Participants having questions on how the Plan affects their individual tax situation, should seek competent professional advice.

21.0    WHAT ARE MY CONTRIBUTIONS TO THE PLAN USED FOR?

        All funds received or held by the Company under this Plan may be used for any corporate purpose.

22.0    HOW IS THE PLAN ADMINISTERED?

        The Plan is administered by the Board of Directors of the Company or by a committee of directors who are not eligible to participate in the Plan.

        The Directors are responsible for general administration of the Plan, proper execution of its provisions, construction of the Plan and determination of all questions arising thereunder. It has power to establish, interpret and enforce rules and regulations for administration, provided such rules and regulations are uniformly applicable to all persons similarly situated.

23.0    WHEN DOES THE PLAN END?

        This Plan and all rights of Participants under any offering hereunder shall terminate:

        23.1 on the date that Participants become entitled to purchase a number of shares equal to or greater than the number of shares remaining available for purchase. If the number of shares so purchasable is greater than the shares remaining available, the available shares shall be allocated by the Committee among such participating employees in such manner as it deems fair; or

        23.2  at any time, at the discretion of the Board of Directors.

        Upon   termination  of  this  Plan,  all  amounts  in  the  accounts  of
        Participants shall be carried forward into such Participant's deduction account under a successor Plan, if any, or promptly refunded.


                        AUTHORIZATION FOR ENROLLMENT IN

                       1995 EMPLOYEE STOCK PURCHASE PLAN



I hereby authorize Osmonics, Inc. to establish an account in my name and make payroll deductions to purchase shares of common stock of Osmonics, Inc.

This authorization is given with the understanding that I may withdraw from the Plan at any time by notifying the Human Resources Coordinator of Osmonics, Inc.


EMPLOYEE'S NAME

SOCIAL SECURITY NO.


ACCOUNT REGISTRATION         [ ] Individual            [ ] Joint

NAME(S):

EMPLOYEE:
                   First               Middle                 Last

JOINT OWNER:
(if any)           First               Middle                 Last

ADDRESS:
                 Number            Street           Apt./Suite No.


                 City                  State                  Zip


                                   Telephone:

DATE ____________________


EMPLOYEE SIGNATURE

JOINT OWNER SIGNATURE
     (if any)


                       1995 EMPLOYEE STOCK PURCHASE PLAN

                      AUTHORIZATION FOR PAYROLL DEDUCTION


Name                                                      Date
           First              Middle            Last

Social Security No.                     Employee No.

                                        Department


In accordance with the 1995 Employee Stock Purchase Plan of Osmonics, Inc., I hereby authorize the Company to:


 [ ]    Deduct % of my gross payroll earnings during each pay period.


 [ ]    Change my payroll deduction to            % per pay period.


 [ ]    Withdraw my enrollment to the plan.


I understand the terms of the Employee Stock Purchase Plan as outlined in the Prospectus, and can withdraw my voluntary participation at any time.


Signature of Employee


                                                                       Exhibit B


                                 OSMONICS, INC.
                        1995 DIRECTOR STOCK OPTION PLAN

1.0     PURPOSE

        The purpose of the Osmonics, Inc. 1995 Director Stock Option Plan (the "Plan") is to advance the interests of Osmonics, Inc. (the "Company") and its shareholders by encouraging increased share ownership by members of the Board of Directors of the Company (the "Board"), in order to promote long-term shareholder value through continuing ownership of the Company's common stock.

2.0     ADMINISTRATION

        The plan shall be administered by the Board. The Board shall have all the powers vested in it by the terms of the Plan, such powers to include authority (within the limitations described herein) to prescribe the form of the agreement embodying awards of non-qualified stock options made under the Plan ("Options"). The Board shall, subject to the provisions of the Plan, grant Options under the Plan and shall have the power to construe the Plan, to determine all questions arising thereunder and to adopt and amend such rules and regulations for the administration of the Plan as it may deem desirable. Any decisions of the Board in the administration of the Plan, as described herein, shall be final and conclusive. The Board may act only by a majority of its members in office, except that the members thereof may authorize any one or more of their number or any other officer of the Company to execute and deliver documents on behalf of the Board. No member of the Board shall be liable for anything done or omitted to be done by him or by any other member of the Board in connection with the Plan, except for his own willful misconduct or as expressly provided by statute.

3.0     PARTICIPATION

        Each member of the Board of the Company (a "Director") shall be eligible to receive an Option in accordance with Paragraph 5 below.

4.0     AWARDS UNDER THE PLAN

        4.1 Awards under the Plan shall include only Options, which are rights to purchase common stock of the Company having a par value of $0.01 per share (the "Common Stock"). Such Options are subject to the terms, conditions and restrictions specified in Paragraph 5 below.

        4.2 There may be issued under the Plan pursuant to the exercise of Options an aggregate of not more than 250,000 shares of Common Stock, subject to adjustment as provided in Paragraph 6 below. If any Option is canceled, terminates or expires unexercised, in whole or in part, any shares of Common Stock that would otherwise have been issuable pursuant thereto will be available for issuance under new Options.

        4.3 A Director to whom an Option is granted (and any person succeeding to such a Director's rights pursuant to the Plan) shall have no rights as a shareholder with respect to any Common Stock issuable pursuant to any such Option until the date of the issuance of a stock certificate to him for such shares. Except as provided in Paragraph 6 below, no adjustment shall be made for dividends, distributions or other rights (whether ordinary or extraordinary, and whether in cash, securities or other property) for which the record date is prior to the date such stock certificate is issued.

5.0     NON-QUALIFIED STOCK OPTIONS

        Each Option granted under the Plan shall be evidenced by an agreement in such form as the Board shall prescribe from time to time in accordance with the Plan and shall comply with the following terms and conditions:

        5.1 The Option exercise price shall be the "Fair Market Value" (as herein defined) of the Common Stock subject to such Option on the date the Option is granted. Fair Market Value shall be the closing sales price of a share of Common Stock on the date of grant as reported on the New York Stock Exchange Composite Transactions Tape or, if the New York Stock Exchange is closed on that date, on the last preceding date on which the New York Stock Exchange was open for trading, but in no event will such Option exercise price be less than the par value of the Common Stock.

        5.2 For each year beginning in 1995, on the date of the annual meeting of shareholders of the Company, each Director shall automatically receive an Option for 3,000 shares of Common Stock (the "Annual Option").

        5.3 The Option shall not be transferable by the optionee otherwise than by will or the laws of descent and distribution, and shall be exercisable during his lifetime only by him.

        5.4   Options shall not be exercisable:

              5.4.1 before the expiration of one year from the date it is granted and after the expiration of ten years from the date it is granted. Notwithstanding anything to the contrary herein, an Option shall automatically become immediately exercisable in full upon the death of a Director;

              5.4.2 unless payment in full is made for the shares of Common Stock being acquired thereunder at the time of exercise; such payment shall be made in United States dollars by cash or check, or in lieu thereof, by tendering to the Company Common Stock owned by the person exercising the Option (including shares issuable upon exercise of an Option) and having a Fair Market Value equal to the cash exercise price applicable to such Option, or by a combination of United States dollars and Common Stock as aforesaid; and

              5.4.3 unless the person exercising the Option has been at all times during the period beginning with the date of grant of the Option and ending on the date of such exercise, a Director of the Company, except that

                      5.4.3.1 if such person shall cease to be such a Director for reasons other than death, while holding an Option that has not expired and has not been fully exercised, such person may, at any time within three years of the date he ceased to be a Director (but in no event after the Option has expired under the provisions of subparagraph
                                5.4.1 above), exercise the Option with respect to any Common Stock as to which he could have exercised on the date he ceased to be such a Director; or

                      5.4.3.2 if any person to whom an Option has been granted shall die holding an Option that has not expired and has not been fully exercised, his executors, administrators, heirs or distributees, as the case may be, may, at any time within one year after the date of such death (but in no event after the Option has expired under the provisions of subparagraph 5.4.1 above), exercise the Option with respect to any shares subject to the Option.

        5.5 If, on any date on which Options are automatically granted, the number of shares of Common Stock remaining available under the Plan is insufficient for the grant to each Director of Options to purchase 3,000 shares of Common Stock, then Options to purchase a proportionate amount of such available number of shares of Common Stock (rounded to the nearest whole share) shall be granted to each Director.

6.0     DILUTION AND OTHER ADJUSTMENTS

        In the event of any change in the outstanding Common Stock of the Company by reason of any stock split, stock dividend, split-up, split-off, spin-off, recapitalization, merger, consolidation, rights offering, reorganization, combination or exchange of shares, a sale by the Company of all or part of its assets, any distribution to shareholders other than a normal cash dividend, or other extraordinary or unusual event, the number or kind of shares that may be issued under the Plan pursuant to subparagraph 4.2 above, and the number or kind of shares subject to, and the Option price per share under, all outstanding Options shall be automatically adjusted so that the proportionate interest of the participant shall be maintained as before the occurrence of such event; such adjustment in outstanding Options shall be made without change in the total Option exercise price applicable to the unexercised portion of such Options and with a corresponding adjustment in the Option exercise price per share, and such adjustment shall be conclusive and binding for all purposes of the Plan.

7.0     MISCELLANEOUS PROVISIONS

        7.1 Except as expressly provided for in the Plan, no Director or other person shall have any claim or right to be granted an Option under the Plan. Neither the Plan nor any action taken hereunder shall be construed as giving any Director any right to be retained in the service of the Company.

        7.2 A participant's rights and interest under the Plan may not be assigned or transferred, hypothecated or encumbered in whole or in part either directly or by operation of law or otherwise (except in the event of a participant's death, by will or the laws of descent and distribution), including, but not by way of limitation, execution, levy, garnishment, attachment, pledge, bankruptcy or in any other manner, and no such right or interest of any participant in the Plan shall be subject to any obligation or liability of such participant.

        7.3 Common Stock shall not be issued hereunder unless counsel for the Company shall be satisfied that such issuance will be in compliance with applicable federal, state, local and foreign securities, securities exchange and other applicable laws and requirements. Notwithstanding anything in this Plan to the contrary: (a) the Company may, if it shall determine it necessary or desirable for any reason, at the time of award of any Option or the issuance of any shares of Common Stock pursuant to any Option, require the recipient of the Option, as a condition to the receipt thereof or to the receipt of shares of Common Stock issued pursuant thereto, to deliver to the Company a written representation of present intention to acquire the Option or the shares of Common Stock issued pursuant thereto for his or her own account for investment and not for distribution; and (b) if at any time the Company further determines, in its sole discretion, that the listing, registration or qualification (or any updating of any such document) of any Option or the shares of Common Stock issuable pursuant thereto is necessary on any securities exchange or under any federal or state securities or blue sky law, or that the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with the award of any Option, the issuance of shares of Common Stock pursuant thereto, or the removal of any restrictions imposed on such shares, such Option shall not be awarded or such shares of Common Stock shall not be issued or such restrictions shall not be removed, as the case may be, in whole or in part, unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company.

        7.4 It shall be a condition to the obligation of the Company to issue Common Stock upon exercise of an Option, that the participant (or any beneficiary or person entitled to act under subparagraph
              5.4.3.2 above) pay to the Company, upon its demand, such amount as may be requested by the Company for the purpose of satisfying any liability to withhold federal, state, local or foreign income or other taxes. If the amount requested is not paid, the Company may refuse to issue such Common Stock.

        7.5   The expenses of the Plan shall be borne by the Company.

        7.6 By accepting any Option or other benefit under the Plan, each participant and each person claiming under or through him shall be conclusively deemed to have indicated his acceptance and ratification of, and consent to, any action taken under the Plan by the Company or the Board.

        7.7 The appropriate officers of the Company shall cause to be filed any reports, returns or other information regarding Options hereunder or any Common Stock issued pursuant hereto as may be required by Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, or any other applicable statute, rule or regulation.

8.0     AMENDMENT OR DISCONTINUANCE

        The Plan may be amended at any time and from time to time by the Board as the Board shall deem advisable; provided, however, that:

        8.1   no amendment shall become effective without  shareholder  approval
              if  such  shareholder   approval  is  required  by  law,  rule  or
              regulation;

        8.2 no amendment shall materially and adversely affect any right of any participant with respect to any Option theretofore granted, without such participant's written consent; and

        8.3 the following Plan provisions shall not be amended more than once every six (6) months, other than to comport with changes in the Internal Revenue Code, the Employee Retirement Income Security Act or the rules thereunder: (a) those designating the categories of individuals eligible to participate; (b) those stating the amount and price of securities to be awarded; and (c) those specifying the time of awards.

9.0     TERMINATION

        This Plan shall terminate upon the earlier of the following dates or events to occur: upon the adoption of a resolution of the Board terminating the Plan or ten years from the date the Plan is initially approved and adopted by the shareholders of the Company. No termination of the Plan shall materially and adversely affect any of the rights or obligations of any person, without his consent, under any Option theretofore granted under the Plan.

10.0    EFFECTIVE DATE OF PLAN

        The Plan will become effective on the date that it is approved by the affirmative vote of the holders of a majority of the shares of Common Stock entitled to notice of and to vote at the Company's 1995 Annual Meeting of Shareholders.



                        (Continued from the other side)

     The undersigned hereby revokes all previous proxies relating to the shares covered hereby and acknowledges receipt of the Notice and Proxy Statement relating to the Annual Meeting.

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. It will be voted on the matters set forth on the reverse side of this form as directed by the shareholder, but if no direction is made in the space provided, it will be voted FOR all of the nominees and FOR proposals two and three.

                              Dated:______________________________________, 1995
                              __________________________________________________
                              __________________________________________________

                              (Shareholder must sign exactly as the name appears at left. When signed as a corporate officer, executor, administrator, trustee, guardian, etc., please give full title as such. Both joint tenants must sign.)


                                 OSMONICS, INC.

            PROXY FOR ANNUAL MEETING OF SHAREHOLDERS - MAY 17, 1995

     The undersigned, a shareholder of Osmonics, Inc., hereby appoints D. Dean Spatz and Ruth Carol Spatz, and each of them as proxies, with full power of substitution, to vote on behalf of the undersigned the number of shares which the undersigned is then entitled to vote, at the Annual Meeting of the Shareholders of Osmonics, Inc. to be held at The Minneapolis Hilton Hotel & Towers, 1001 Marquette Avenue, Minneapolis, Minnesota, on May 17, 1995, at 3:30 P.M., and at any adjournments or postponements thereof, upon matters set forth below, with all the powers which the undersigned would possess if personally present:

(1)  ELECTION OF DIRECTORS

         [ ]FOR nominees listed below

         [ ]WITHHOLD AUTHORITY to vote for nominees listed below

     Three Year Term: Michael L. Snow, Ruth Carol Spatz

     INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE WRITE THAT NOMINEE'S NAME ON THE SPACE PROVIDED _______________________________.

(2)  To approve the Osmonics, Inc. 1995 Employee Stock Purchase Plan.

              [ ] FOR      [ ] AGAINST      [ ] ABSTAIN

(3)  To approve the Osmonics, Inc. 1995 Director Stock Option Plan.

              [ ] FOR      [ ] AGAINST      [ ] ABSTAIN

(4) Upon such other business as may properly come before the meeting and any adjournments or postponements thereof, including the authority to adjourn the meeting to solicit additional proxies.

       THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL OF THE PROPOSALS

                        - TO BE SIGNED ON REVERSE SIDE -